SCUDDER
INVESTMENTS(SM)
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Scudder International Growth
and Income Fund

A series of Scudder International
Fund, Inc.

Supplement to the Prospectus
Dated January 1, 2000

The following text replaces the second paragraph in "The investment adviser" section on page 15 of the prospectus:

Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The following information replaces "The portfolio managers" section for the Scudder International Growth and Income Fund:

The following person handles the day-to-day management of Scudder International Growth and Income Fund.

Lauren C. Lambert
 o  Began her investment career in 1987
 o  Joined the adviser in 1994
 o  Joined the fund team in 1999




May 22, 2000